UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )
Filed  by  the  Registrant  [X]

Filed  by  a  Party  other  than  the  Registrant  [_]

Check  the  appropriate  box:

[  ]  Preliminary  Proxy  Statement [_]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement

[_]  Definitive  Additional  Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          CREATIVE HOST SERVICES, INC.
                (Name of Registrant as Specified In Its Charter)
                ------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
    ------------------------------------------------------------------------

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required

[_]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:
     ===========================================================================

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:
     ========================================================================

(3)  Per  unit  price or other underlying value of transaction computed pursuant
================================================================================
to  Exchange  Act  Rule  0-11  (Set  forth the amount on which the filing fee is
================================================================================
calculated  and  state  how  it  was  determined)
=================================================

     (4)  Proposed  maximum  aggregate  value  of  transaction:
     ==========================================================

     (5)  Total  fee  paid:
     ======================

[_]  Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:
     ==============================
(2)  Form,  Schedule  or  Registration  Statement  No.:
(3)  Filing  Party:
(4)  Date  Filed:

                          Creative Host Services, Inc.
                          6335 Ferris Square, Suite G-H
                           San Diego, California 92126

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 23, 2001


TO  OUR  SHAREHOLDERS:

You are cordially invited to attend the 2001 Annual Meeting of the Shareholders of Creative Host Services, Inc. (the "Company") to be held on February 23, 2001 at 10:00 AM, Pacific Time, at the Cutler Law Group, 610 Newport Center Drive, Suite 800, Newport Beach, CA 92660, to consider and act upon the following proposals, as described in the accompanying Proxy Statement:


1. To elect four (4) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified.

2. To ratify the appointment of Stonefield Josephson, Inc. as the Company's independent auditors for the fiscal year ended December 31, 2000.

3. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on January 17, 2001, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.


                            By  Order  of  the  Board  of  Directors



                            Sayed  Ali,  President

January  17,  2001
San  Diego,  California




ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

                          Creative Host Services, Inc.
                          6335 Ferris Square, Suite G-H
                           San Diego, California 92126
                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------
                               GENERAL INFORMATION

SOLICITATION,  VOTING  AND  REVOCABILITY  OF  PROXIES

The enclosed Proxy is solicited by the Board of Directors of Creative Host Services, Inc. (the "Company") for use in connection with the Annual Meeting of Shareholders to be held at Cutler Law Group, 610 Newport Center Drive, Suite 800, Newport Beach, CA 92660, on February 23, 2001 at 10:00 AM Pacific Time, and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The persons named as proxies were designated by the Board of Directors (the "Board") and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted:

     FOR  the  election  of  the  nominees  listed  below.  See  Proposal 1; and

     FOR the ratification of the appointment of Stonefield Josephson, Inc. as the Company's independent auditors. See Proposal 2.

Officers of the Company or their designees will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

This Proxy Statement and the accompanying Proxy are being mailed to shareholders commencing on or about January 17, 2000. The entire cost of the solicitation of Proxies, estimated at $7,000.00, will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone, fax, telegraph or cable. Officers and employees soliciting proxies will not receive any additional compensation for their services. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.

AVAILABLE  INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the "Commission"). This Proxy Statement, as well as reports, proxy statements and other information filed by the Company can be inspected and copied at the Commission's Public Reference Room, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such materials can be obtained from the Commission at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Commission's public reference room by calling 1-800-SEC-0330. Electronic registration statements filed through the Commission's Electronic Data Gathering, Analysis and Retrieval system are publicly available through the Commission's World Wide Web site (http://www.sec.gov).

All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Proposals set forth in this Proxy Statement shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the respective dates of the filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

OUTSTANDING  SHARES  AND  VOTING  RIGHTS

The only class of the Company's equity securities outstanding is its Common Stock. Shareholders of record at the close of business on January 17, 2001 are entitled to one vote for each share of Common Stock held by them. As of January 17, 2001, there were 6,483,610 shares of Common Stock outstanding. A majority of the shares of the Company's Common Stock present or represented and entitled to vote at the meeting is required to approve each proposal presented at the meeting. The transfer agent for the Company's Common Stock is ComputerShare Trust Company, 12039 W. Alameda Parkway, Suite Z-2, Lakewood, Colorado 80228

     The proxy process does not permit shareholders to cumulate votes. No shareholder may cumulate votes unless the candidate or candidates' names for which such votes are to be cast have been placed in nomination prior to voting and a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at the meeting and prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Shareholders who have completed the enclosed proxy, and who do not revoke such proxy before voting occurs, grant the proxy holders discretionary authority to cumulate the shareholder's votes for directors if cumulative voting occurs. Management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper format at the meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein. In the event cumulative voting shall be utilized, each shareholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares voted, to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder wishes. The candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected.

                                 PROPOSAL  ONE
                            ELECTION  OF  DIRECTORS

     The Directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors shall have been elected and shall have qualified. In the event any nominee is unable to or declines to serve as Director at the time of the annual meeting, the proxy will be voted for a substitute selected by the Board of Directors. Management has no reason to believe, at this time, that the persons named will be unable, or will decline, to serve if elected.

     During fiscal year 2000, the Board held twelve meetings. The Company has standing Audit and Compensation Committees. The Company does not have a Nominating Committee. The Audit Committee, which oversees the financial affairs of the Company and meets with the independent auditors, consists of Paul Karas and John Donohue. The Audit Committee did not meet during fiscal 1998. The
Compensation Committee, which sets executive compensation and bonuses and authorizes the issuance of stock options, consists of John Donohue and Booker Graves. The Compensation Committee did not meet during fiscal 1998. During fiscal 1998, each director attended at least 75% of the meetings of the Board and the Board Committee of which he was a member. Directors do not receive compensation for their services as directors. Directors and executive officers are elected annually.

     Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the Annual Meeting, management's proxies will be voted for a nominee or nominees designated by management or will be voted for a lesser number of directors. If there are other nominees, management's proxies will be voted so as to elect the greatest number of the following nominees. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve.

     Management's nominees for election to the Board of Directors of the Company are: Sayed Ali, Booker T. Graves, John P. Donohue and Charles B. Radloff. Management recommends that the shareholders vote "FOR" all four of Management's nominees.

     THE  BOARD  OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

NOMINEES

     SAYED ALI is the founder, Chairman of the Board of Directors, President and Chief Financial Officer of the Company. Mr. Ali has served as Chairman of the Board of Directors and President since 1986. Mr. Ali served as Chief Financial Officer from December 1986 to February 1997, and since August 1997. Mr. Ali served as the Secretary of the Company from 1986 to December 1996. Prior to founding the Company, from May 1985 to September 1987, Mr. Ali was the Director of Operations of Steffa Control Systems, a manufacturer of energy management systems, which had annual sales of $30 to $35 million. From March 1980 until May 1985, Mr. Ali was the Director of Operations for Oak Industries, Inc., a telecommunications equipment manufacturer.

     BOOKER T. GRAVES has been a director of the Company since March 1997. Since 1993, Mr. Graves has been president of Graves Airport Concession Consultants, a consulting company located in Denver, Colorado, which provides consulting services to airports and other businesses. From 1993 to 1996, Mr. Graves was the principal food and beverage consultant to the Denver International Airport. From 1990 through 1993, Mr. Graves was General Manager of CA One Services, Inc. (formerly Sky Chefs) at Denver Stapleton International Airport. From 1980 until 1990, Mr. Graves was the General Manager of CA One Services, Inc. of Phoenix Sky Harbor Airport.

     JOHN P. DONOHUE, JR. has been a director of the Company since March 1997. From 1990 to the present, Mr. Donohue has been a private investor. Prior to that time for 25 years, Mr. Donohue was employed by Oak Industries, Inc., a NYSE listed company, in various capacities. From 1985 to 1990, Mr. Donohue served as President of Oak Communications, Inc., a division of Oak Industries, Inc. which manufactured communications equipment for the cable television industry. From 1982 to 1985, he served as Vice President of Manufacturing overseeing up to 6,000 manufacturing employees. From 1977 to 1982, Mr. Donohue served as Vice President of Operations for the Oak Switch division of Oak Industries, Inc.

     CHARLES B. RADLOFF has served as a business advisor and member of the board of directors of DB Products, Inc. a privately owned company engaged in the design, manufacture, and sale of electronic components for the communications and aerospace industries. From 1987 to 1991, Mr. Radloff was President and Chief Executive Officer of AKZO Electronic Materials Company, an electronics manufacturer and wholly-owned subsidiary of AZKO, which is a Dutch multi-national corporation with annual sales of approximately $12 billion. From 1965 to 1987, Mr. Radloff served in various executive positions with Oak Industries, Inc., including his position as President and Chief Executive Officer of Oak Communications and Chief Executive Officer of Oak Technology. Mr. Radloff previously served on the board of directors of Comstream, Inc.





                                 PROPOSAL  TWO
                   RATIFICATION  OF  SELECTION  OF  AUDITORS

     Based upon the recommendation of the Audit Committee, the Board of Directors has authorized the firm of Stonefield Josephson, Inc. independent certified public accountants, to serve as independent auditors for the fiscal year ended December 31, 1999.

     The Board of Directors recommends that shareholders vote "FOR" this proposal.

                           OTHER  INFORMATION

OFFICERS  AND  DIRECTORS

     The  officers  and  directors  of  the  Company  are  as  follows:

NAME                            AGE        POSITION
----                            ---        --------

Sayed  Ali                      51         Chairman of the Board of Directors,
                                           President and Chief Financial Officer
Booker T. Graves (1)            60         Director
John P. Donohue, Jr.(1) (2)     68         Director
Charles B. Radloff (2)          70         Director
-----------
(1)  Member  of  Compensation  Committee
(2)  Member  of  Audit  Committee

EXECUTIVE  COMPENSATION

DIRECTOR  COMPENSATION

     Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors. In addition, each outside director is entitled to receive options as approved by the Board of Directors under the Company's 1997 Stock Option Plan. No new options were issued to outside directors during the fiscal year 1998. During fiscal year 1997, each outside director was issued an aggregate of 15,000 options, all of which are now vested. During the fiscal year 1999 each outside director was issued 15,000 options, all of which are now vested.

EXECUTIVE  OFFICER  COMPENSATION

     The compensation and benefits program of the Company is designed to attract, retain and motivate employees to operate and manage the Company for the best interests of its constituents. Executive compensation is designed to provide incentives for those senior members of management who bear responsibility for the Company's goals and achievements. The compensation philosophy is based on a base salary, with opportunity for significant bonuses to reward outstanding performance, and a stock option program. The Compensation Committee is responsible for setting base compensation, awarding bonuses and setting the number and terms of options for the executive officers. None of the current Committee members are employees of the Company. The Committee currently consists of Messrs. Donohue and Graves.

     The following table and notes set forth the annual cash compensation paid to Sayed Ali, Chairman of the Board and President of the Company. No other person's compensation exceeded $100,000 per annum during the Company's fiscal year ended December 31, 1999.


                                                       SUMMARY COMPENSATION TABLE

                                 Annual  Compensation                                  Long  Term  Compensation
                     --------------------------------------------------    ------------------------------------------------
                                                                                    Awards                   Payouts
                                                                           ------------------------  ----------------------


                                                                          RESTRICTED     SECURITIES
                                                            OTHER ANNUAL  STOCK          UNDERLYING  LTIP      ALL OTHER
NAME AND                            SALARY        BONUS     COMPENSATION  AWARDS         OPTIONS     PAYOUTS   COMPENSATION
PRINCIPAL POSITION   YEAR            ($)           ($)          ($)        ($)           SARS(#)      ($)         ($)


Sayed Ali            2000        $140,000         -0-        -0-          -0-             60,000     -0-       -0-

                     1999        $120,000         -0-        -0-          -0-             10,000     -0-       -0-

                     1998        $108,000         -0-        -0-          -0-               -0-      -0-       -0-

                     1997         $96,000         -0-        -0-          -0-             75,000     -0-       -0-


     Consists  of  options  granted  under the Company's 1997 Stock Option Plan.


                                            OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                      (INDIVIDUAL GRANTS)

                              NUMBER OF SECURITIES    PERCENT OF TOTAL
                              UNDERLYING              OPTIONS/SAR'S GRANTED
                              OPTIONS/SAR'S GRANTED   TO EMPLOYEES IN FISCAL   EXERCISE OF BASE PRICE
NAME                          (#)                     YEAR                     ($/SH)                        EXPIRATION DATE
----------------------------  ----------------------  -----------------------  ------------------------      ----------------

Sayed Ali                                 10,000                        10.00  $               $1.02         10/18/2004



     The following table summarizes the number and value of all unexercised options granted to and held by Mr. Ali at the end of 1999. No options were exercised by Mr. Ali during 1999.


                                            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                       AND FY-END OPTION/SAR VALUES
                                            ---------------------------------------------------

                                                                         NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED IN-THE-
                                                                         SECURITIES UNDERLYING       MONEY OPTION/SARS
                             SHARES ACQUIRED ON                          OPTIONS/SARS AT FY0END (#)  AT FY-END ($)
NAME                         EXERCISE (#)          VALUE REALIZED ($)    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
--------------------------  ---------------------  ------------------    --------------------------  ----------------------------

Sayed Ali                                     -0-                 -0-                  85,000/0                 $259,300/0


     Consists  of  options  granted  under the Company's 1997 Stock Option Plan.

EMPLOYMENT  AGREEMENT

     The Company has entered into a five year employment agreement with Sayed Ali, the Company's President. The term of the agreement commenced January 1, 1997 and provides for annual base compensation of $96,000 and $108,000 over each of the calendar years 1997 and 1998 and $120,000 thereafter. The agreement also calls for Mr. Ali to receive 60,000 options to purchase Common Stock under the Company's 1996 Stock Option Plan, exercisable at $3.30 per share, which vest 20,000 per year over the first three anniversaries of the date of grant. In addition, Mr. Ali is eligible to receive annual cash bonuses as well as additional option grants at the discretion of the Board of Directors. Finally, the agreement provides that upon a termination of employment, Mr. Ali will be entitled to a severance payment equal to his annual base compensation. Mr. Sayed's employment agreement was amended in 2000 to provide for $140,000 annual salary in 2000, $165,000 annual salary in 2001, $190,000 annual salary in 2002, $215,000 annual salary in 2003 and $225,000 annual salary in 2004. The new agreement also revised the number of options granted as reflected in the above tables.

PRINCIPAL  SHAREHOLDERS

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of September 30, 2000 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and executive officers, and (iii) all officers and directors of the Company as a group. Except as otherwise listed below, the address of each person is c/o Creative Host Services, Inc. 6335 Ferris Square, Suites G-H, San Diego, California 92121.

Name  and  Address  of  Owner            Shares  Beneficially  Owned(1)
-----------------------------            ------------------------------
                                           Number          Percent(2)
------          ----------
John  Stewart  Jackson,  IV               2,372,110          36.6%
c/o  Jackson  Burglar  Alarm
100  East  20th  Avenue
Denver,  CO  80205-3102

Sayed  Ali                                1,070,000(3)       16.5%

Booker  T.  Graves                           30,000(4)       *

John  P.  Donahue,  Jr.                      30,000(4)       *

Tasneem  Vakharia                            50,000(5)       *

Charles  B.  Radloff                         15,000          *

All officers and directors as a group     1,180,000(6)       18.2%
  (5  persons)
--------------------
 *     Less  than  one  percent.
2. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of the date of this Private Placement Memorandum, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as pursuant to applicable community property laws, the persons named in the table having sole voting and investment power with respect to all shares of Common Stock beneficially owned. For purposes of the calculation of the percentage of outstanding shares owned, the total issued and outstanding number of shares on September 30, 2000, not including unexercised warrants and stock options, is utilized.
3. Does not include 630,600 shares of Common Stock issuable upon exercise of outstanding warrants.
4. Includes 85,000 shares issuable upon the exercise of options outstanding under the Company's 1997 Stock Option Plan. Also includes 60,000 shares issuable upon the exercise of options issued in 2000.
5. Includes 10,000 shares issuable upon the exercise of options outstanding under the Company's 1997 Stock Option Plan. Also includes 5,000 shares issuable upon exercise of unvested options which vested in January 2000.
6. Consists solely of shares issuable upon the exercise of options outstanding under the Company's 1997 Stock Option Plan.
7. Includes 115,000 shares issuable upon the exercise of options outstanding under the Company's 1997 Stock Option Plan.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934.

     Section 16(A) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(A) forms they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, the Company has been informed that the Company's officers, directors and greater than ten percent shareholders complied with the requirements of Section 16(A).

     SHAREHOLDER  PROPOSALS  FOR  2000  ANNUAL  MEETING

     Shareholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the 2002 Annual Meeting of Shareholders must submit the proposal to the Company no later than July 17, 2001. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

     OTHER  ITEMS

     THE COMPANY, ON WRITTEN REQUEST OF ANY PERSON BEING SOLICITED BY THIS PROXY STATEMENT, SHALL PROVIDE, WITHOUT CHARGE TO SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO), REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS SHOULD BE DIRECTED TO:

     CREATIVE  HOST  SERVICES,  INC.
     6335  FERRIS  SQUARE,  SUITES  G-H
     SAN  DIEGO,  CALIFORNIA  92126
     ATTENTION:  SAYED  ALI

                              By  Order  of  the  Board  of  Directors


                              Sayed  Ali,  President
                              San  Diego,  California

January  17,  2001

                      PROXY  -  CREATIVE  HOST  SERVICES,  INC.
                ANNUAL  MEETING  OF  SHAREHOLDERS  -  February  23,  2001

         The undersigned shareholder(s) of Creative Host Services, Inc. (the "Company") hereby appoints Sayed Ali and William Albee, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Cutler Law Group, 610 Newport Center Drive, Suite 800, Newport Beach, CA 92660, on February 23, 2001 at 10:00 a.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. ELECTION OF DIRECTORS. To elect the following four (4) persons to the Board of Directors of the Company to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified:

     Sayed Ali     Booker T. Graves     John P. Donohue, Jr.     Charles Radloff

   /  /  FOR  ALL  NOMINEES  LISTED  ABOVE  (EXCEPT  AS  MARKED TO THE CONTRARY)

   /  /  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE. A SHAREHOLDER
       MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY DRAWING A LINE THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE.

     IF NO SPECIFICATION IS MADE, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR THE ELECTION OF THE NOMINEES LISTED ABOVE. THIS PROXY VESTS
     DISCRETIONARY  AUTHORITY  TO  CUMULATE  VOTES  FOR  DIRECTORS.

2. TO RATIFY THE SELECTION OF STONEFIELD JOSEPHSON, INC. TO SERVE AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                  /  /  FOR         /  /  AGAINST                   / /  ABSTAIN

     UNLESS OTHERWISE SPECIFIED, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSAL.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             Dated:                               ,  2001
                                   -------------------------------

                             -------------------------------------------------
                                                Signature

                             -------------------------------------------------
                                         Signature  if  held  jointly

                             -------------------------------------------------
                                              Printed  Name(s)

                             I  (We)  will  /  /  will not / / attend the Annual
                                                          Meeting  in  person.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.